UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 14, 2007

K-SEA TRANSPORTATION PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31920	20-0194477
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Tower Center Boulevard, 17th Floor
East Brunswick, New Jersey	08816
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (732) 565-3818

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01             COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

ITEM 3.02             UNREGISTERED SALES OF EQUITY SECURITIES.

Acquisition of Smith Maritime, Ltd., Go Big Chartering, LLC and Sirius Maritime, LLC

On August 14, 2007, K-Sea Acquisition1 LLC, a Delaware limited liability company (“K-Sea Acquisition”) and indirect, wholly owned subsidiary of K-Sea Transportation Partners L.P., a Delaware limited partnership (the “Partnership”), completed the acquisition of Smith Maritime, Ltd., a Hawaii corporation (“Smith Maritime”), and Go Big Chartering, LLC, a Washington limited liability company (“Go Big”), pursuant to an agreement and plan of merger (the “Smith Merger Agreement”), dated as of June 25, 2007, among K-Sea Acquisition, the Partnership, Smith Maritime, Go Big, and the equity holders of Smith Maritime and Go Big. On August 14, 2007, Sea Coast Transportation LLC, a Delaware limited liability company (“Sea Coast”) and indirect, wholly owned subsidiary of the Partnership, completed the acquisition of Sirius Maritime, LLC, a Washington limited liability company (“Sirius Maritime” and, together with Smith Maritime and Go Big, the Acquired Companies”), pursuant to an agreement and plan of merger (the “Sirius Merger Agreement” and, together with the Smith Merger Agreement, the “Merger Agreements”), dated as of June 25, 2007, among Sea Coast, the Partnership, Sirius Maritime, RCD Maritime Enterprises, LLC, a Washington limited liability company (“RCD Maritime”), Smith Maritime, LLC, a Washington limited liability company (“Smith LLC), WS Maritime Pacific, LLC, a Washington limited liability company (“WS Maritime”), and the members of RCD Maritime, Smith LLC and WS Maritime. In connection with the the acquisition, K-Sea Acquisition was renamed Smith Maritime LLC and Sea Coast was renamed K-Sea Transportation LLC.

Prior to the acquisition, Gordon L.K. Smith was the owner of 80.3% of the capital stock of Smith Maritime and 100% of the equity interests in Go Big.  Mr. Smith is also the sole member of Smith LLC, which owned 33 1/3% of the membership interests in Sirius Maritime.  Six of the 12 vessels operated by Sirius Maritime were owned by subsidiaries of Smith Maritime or by Go Big and chartered in by Sirius Maritime.

Purchase Price

The aggregate purchase price for the Acquired Companies was approximately $202.4 million, consisting of approximately $168.6 million in cash, $23.6 million of assumed debt and 250,000 common units representing limited partner interests in the Partnership (“Common Units”) valued at approximately $10.2 million, and is subject to certain closing balance sheet-related adjustments.  The Partnership financed the cash portion of the purchase price through additional borrowings, as discussed below.  The Common Units were issued pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.  In connection with the closing of the acquisition, the Partnership entered into a registration rights agreement (the “Registration Rights Agreement”) with RCD Maritime, Smith LLC, Robert C. Dorn and Gordon L.K. Smith, each former owners of Sirius Maritime, whereby the Partnership will use its commercially reasonable efforts to (1) file a shelf registration statement with the Securities and Exchange Commission within 120 days after the closing, for the resale of the Common Units, and (2) cause such registration statement to be declared effective by the SEC within 240 days after the closing.

Description of Businesses Acquired

The Acquired Companies are engaged in the maritime transportation of refined petroleum products and related businesses in Hawaii, Alaska and along the West Coast of the United States.  On a combined basis, these operations include eleven petroleum tank barges and ten tugboats, aggregating 777,000 barrels of capacity, of which 669,000 barrels, or 86%, are double-hulled.  The addition of these tank barges represents a 22% increase in the barrel-carrying capacity of the Partnership’s fleet to approximately 4.2 million barrels.

Incorporation by Reference

This report contains only a summary of certain provisions of the Merger Agreements and the Registration Rights Agreement.  The summary does not purport to be a complete summary of the Merger Agreements and the Registration Rights Agreement and is qualified in its entirety by reference to the Merger Agreements, which are filed as exhibits 2.1, 2.2 and 4.1 hereto, respectively, and incorporated herein by reference.

ITEM 1.01             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.03             CREATION OF A DIRECT FINANCIAL OBLIGATION.

Revolving Loan Agreement

On August 14, 2007, K-Sea Operating Partnership L.P., a Delaware limited partnership (the “Operating Partnership”), entered into an Amended and Restated Loan and Security Agreement (as so amended, and as may be further amended, modified or supplemented from time to time, the “Revolving Loan Agreement”) among the Operating Partnership, as borrower, LaSalle Bank National Association and Citibank, N.A., as co-syndication agents, Citizens Bank of Pennsylvania and HSBC Bank USA National Association, as co-documentation agents, and KeyBank National Association, as administrative agent and collateral trustee, and the lenders party thereto (the “Revolver Lenders”), which amended and restated that certain Loan and Security Agreement dated as of March 24, 2005 (as previously amended, the “Original Loan Agreement”).  The Revolving Loan Agreement provides for a $175 million revolving credit facility (the “Revolving Facility”) and a $45 million 364-day facility (the “364-Day Facility”).

The Revolving Loan Agreement provides that the Operating Partnership may at any time, so long as no default or event of default has occurred and is continuing and provided the 364-Day Facility and the Bridge Facility (defined below) have been repaid, request an increase in the total commitments under the Revolving Loan Agreement by up to $75.0 million, to $250.0 million.  The Revolving Loan Agreement also contains a $20.0 million sublimit for letters of credit as a part of the Revolving Facility.  Obligations under the Revolving Loan Agreement are collateralized by a first priority security interest, subject to permitted liens, on certain vessels of the Operating Partnership having a fair market value equal to at least 1.25 times the amount of the aggregate obligations (including letters of credit) outstanding under the Revolving Loan Agreement.  Borrowings under the Revolving Loan Agreement bear interest at a rate per annum equal to, at the option of the Operating Partnership, (a) the greater of the prime rate and the federal funds rate plus 0.5% (a “base rate loan”) or (b) the 30-day London Interbank Offered Rate (“LIBOR”) plus a margin based upon the ratio of total funded debt to EBITDA, as defined in the Revolving Loan Agreement.  The Operating Partnership also incurs commitment fees, payable monthly, on the unused amounts under these facilities.  The following table summarizes the rates of interest and commitment fees under the Revolving Loan Agreement:

Ratio of Total Funded Debt to EBITDA	LIBOR Margin	Base Rate Margin	Commitment Fee
Less than 2.00 : 1.00	0.700%	0.00%	0.150%
Greater than or equal to 2.00 : 1.00 and less than 2.50 : 1.00	0.850%	0.00%	0.150%
Greater than or equal to 2.50 : 1.00 and less than 3.00 : 1.00	1.100%	0.00%	0.200%
Greater than or equal to 3.00 : 1.00 and less than 3.50 : 1.00	1.250%	0.00%	0.200%
Greater than or equal to 3.50 : 1.00	1.500%	0.25%	0.300%

Interest on a LIBOR-based loan is due, at the election of the Operating Partnership, one, two or three months after such loan is made.  Outstanding principal amounts of the Revolving Facility are due upon termination of the Revolving Loan Agreement; outstanding principal amounts of the 364-Day Facility are due August 12, 2008.

Loan proceeds under the Revolving Loan Agreement may be used for any purpose in the ordinary course of business, including vessel acquisitions, ongoing working capital needs and distributions.  Amounts borrowed and repaid may be re-borrowed.  Borrowings made for working capital purposes must be reduced to zero for a period of at least 15 consecutive days once each year.

The Revolving Loan Agreement contains covenants that include, among others:

•                                          the maintenance of the following financial ratios (all as defined in the Revolving Loan Agreement):

•                                          EBITDA to fixed charges of at least 1.85 to 1.00,

•                                          maximum first lien funded debt to EBITDA of no greater than 4.25 to 1.00 until the “Adjustment Date,” defined as the earlier of (i) December 31, 2007 or (ii) payment of the 364-Day Facility and the Bridge Facility using other than second-priority lien or subordinated debt.  After the Adjustment Date, the ratio steps down to 4.00 to 1.00, and

•                                          total funded debt to EBITDA of no greater than 4.75 to 1.00 until the Adjustment Date, and thereafter stepping down to 4.00 to 1.00;

•                                          restrictions on creating liens on or disposing of the vessels securing the Revolving Loan Agreement, subject to permitted exceptions;

•                                          restrictions on merging and selling assets outside the ordinary course of business;

•                                          prohibitions on making distributions to limited or general partners of the Operating Partnership during the continuance of an event of default; and

•                                          restrictions on transactions with affiliates and materially changing the business of the Operating Partnership.

The Revolving Loan Agreement contains customary events of default.  If a default occurs and is continuing, the lenders may require the repayment of all amounts outstanding under the Revolving Loan Agreement.

As of August 15, 2007, the Operating Partnership had borrowings of $166.4 million under the Revolving Facility and $45.0 million under the 364-Day Facility.

Bridge Loan Agreement

On August 14, 2007, the Operating Partnership entered into a Bridge Loan Agreement (as may be amended, modified or supplemented from time to time, the “Bridge Loan Agreement”) among the Operating Partnership, KBCM Bridge LLC, as administrative agent, KeyBank National Association, as collateral trustee, and the lenders party thereto (the “Bridge Lenders”), pursuant and subject to which the Bridge Lenders have agreed to extend a loan to the Operating Partnership in the amount of $60,000,000 (the “Bridge Facility”).

Obligations under the Bridge Loan Agreement initially are unsecured, but if the Bridge Facility is not repaid in full by October 13, 2007 or an event of default occurs under the Bridge Loan Agreement, the Operating Partnership is obligated to place a second ranking lien on the same vessels and related collateral that secure amounts due under the Revolving Loan Agreement described above.  The Bridge Facility matures on November 12, 2007 and is payable in full on that date.

Borrowings under the Bridge Loan Agreement bear interest at a rate per annum equal to, at the option of the Operating Partnership, (a) the greater of the prime rate and the federal funds rate plus 0.25% or (b) the 30-day LIBOR plus a margin of 1.50%.  Interest is due on a monthly basis.

The Bridge Loan Agreement contains the same covenants as are contained in the Revolving Loan Agreement as well as customary events of default.  If a default occurs and is continuing, including failure by the Operating Partnership to make payment in full by November 12, 2007, the lenders under the Bridge Loan Agreement may require the Operating Partnership to repay all amounts outstanding under the Bridge Loan Agreement. As of the date of such default or maturity date, the interest rate described in the preceding paragraph will increase by 6.00%.

As of August 15, 2007, the Operating Partnership had borrowings of $60.0 million under the Bridge Loan Agreement, all of which were used to finance the purchase of Sirius Maritime and Smith Maritime.

Affiliations

KeyBank National Association and its affiliates or predecessors have in the past performed, and may in the future from time to time perform, investment banking, advisory, general financial or commercial services for the Partnership and its subsidiaries for which they have in the past received, and may in the future receive, customary fees and reimbursement of expenses.

Incorporation by Reference

This report contains only a summary of certain provisions of the Revolving Loan Agreement (containing both the Revolving Facility and the 364-Day Facility) and the Bridge Loan Agreement.  The summary does not purport to be a complete summary of these agreements and is qualified in its entirety by reference to the Revolving Loan Agreement and the Bridge Loan Agreement, which are filed as exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.

ITEM 7.01             REGULATION FD DISCLOSURE.

On August 15, 2007, the Partnership issued a press release announcing it had completed the acquisition of Smith Maritime and Sirius Maritime.  A copy of the press release is attached to this report as Exhibit 99.1 and is furnished herewith.

The information being furnished pursuant to Item 7.01 of this report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(a)–(b)  Financial Statements of Businesses Acquired; Pro Forma Financial Information

Pursuant to Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K, the Partnership will amend this filing not later than 71 calendar days after August 14, 2007, to file the financial statements required by Rule 3-05(b) of Regulation S-X and Article 11 of
Regulation S-X.

(d)          Exhibits

The following exhibits are filed herewith:

2.1                                 Agreement and Plan of Merger, dated June 25, 2007, by and among K-Sea Acquisition1, LLC, K-Sea Transportation Partners L.P., Smith Maritime, Ltd., Go Big Chartering, LLC, Gordon L. K. Smith, The Gordon L. K. Smith Trust, Barbara Smith SML Trust, 235LX, LLC and the other parties signatory thereto (incorporated by reference to Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed with the with the Securities and Exchange Commission (“SEC”) on June 27, 2007).

2.2                                 Agreement and Plan of Merger, dated June 25, 2007, by and among Sea Coast Transportation LLC, K-Sea Transportation Partners L.P., Sirius Maritime, LLC, RCD Maritime Enterprises, LLC, Smith Maritime, LLC, WS Maritime Pacific, LLC and the other parties signatory thereto (incorporated by reference to Exhibit 10.2 to the Partnership’s Current Report on Form 8-K filed with the with the SEC on June 27, 2007).

4.1                                 Registration Rights Agreement, dated August 14, 2007, by and among  K-Sea Transportation Partners L.P., RCD Maritime Enterprises, LLC, Smith Maritime, LLC, Robert C. Dorn and Gordon L.K. Smith.

10.1                           Amended and Restated Loan and Security Agreement, dated as of August 14, 2007, among K-Sea Operating Partnership L.P., as borrower, LaSalle Bank National Association and Citibank, N.A., as co-syndication agents, Citizens Bank of Pennsylvania and HSBC Bank USA National Association, as co-documentation agents, and KeyBank National Association, as administrative agent and collateral trustee, and the lenders party thereto.

10.2                           Bridge Loan Agreement, dated as of August 14, 2007, among K-Sea Operating Partnership L.P., KBCM Bridge LLC, as administrative agent, KeyBank National Association, as collateral trustee, and the lenders party thereto.

The following exhibit furnished pursuant to Item 7.01 of this report.

99.1                           Press release issued August 15, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-SEA TRANSPORTATION PARTNERS L.P.

	By:	K-SEA GENERAL PARTNER L.P.,
its general partner

		By:	K-SEA GENERAL PARTNER GP LLC, its general partner

Date: August 20, 2007		By:	/s/ John J. Nicola
John J. Nicola
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

2.1

Agreement and Plan of Merger, dated June 25, 2007, by and among K-Sea Acquisition1, LLC, K-Sea Transportation Partners L.P., Smith Maritime, Ltd., Go Big Chartering, LLC, Gordon L. K. Smith, The Gordon L. K. Smith Trust, Barbara Smith SML Trust, 235LX, LLC and the other parties signatory thereto (incorporated by reference to Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed with the with the Securities and Exchange Commission (“SEC”) on June 27, 2007).

2.2

Agreement and Plan of Merger, dated June 25, 2007, by and among Sea Coast Transportation LLC, K-Sea Transportation Partners L.P., Sirius Maritime, LLC, RCD Maritime Enterprises, LLC, Smith Maritime, LLC, WS Maritime Pacific, LLC and the other parties signatory thereto (incorporated by reference to Exhibit 10.2 to the Partnership’s Current Report on Form 8-K filed with the with the SEC on June 27, 2007).

4.1	Registration Rights Agreement, dated August 14, 2007, by and among K-Sea Transportation Partners L.P., RCD Maritime Enterprises, LLC, Smith Maritime, LLC, Robert C. Dorn and Gordon L.K. Smith.

10.1

Amended and Restated Loan and Security Agreement, dated as of August 14, 2007, among K-Sea Operating Partnership L.P., as borrower, LaSalle Bank National Association and Citibank, N.A., as co-syndication agents, Citizens Bank of Pennsylvania and HSBC Bank USA National Association, as co-documentation agents, and KeyBank National Association, as administrative agent and collateral trustee, and the lenders party thereto.

10.2

Bridge Loan Agreement, dated as of August 14, 2007, among K-Sea Operating Partnership L.P., KBCM Bridge LLC, as administrative agent, KeyBank National Association, as collateral trustee, and the lenders party thereto.

99.1	Press release issued August 15, 2007.